UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

March 21, 2006 (March 17, 2006)

Power Integrations, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0- 23441	94-3065014
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

5245 Hellyer Avenue

San Jose, California 95138-1002

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(408) 414-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 17, 2006, Power Integrations, Inc. (“Power Integrations”) received a written Staff Determination notice from the Nasdaq National Market stating that Power Integrations is not in compliance with Nasdaq’s Marketplace Rule 4310(c)(14) because Power Integrations has not timely filed its Report on Form 10-K for the year ended December 31, 2005. Power Integrations issued a press release on March 17, 2006 disclosing its receipt of this notice from Nasdaq. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

As previously disclosed, on March 13, 2006 Power Integrations announced that its filing of Form 10-K for the year ended December 31, 2005 would be delayed to allow for completion of an ongoing internal investigation of company practices related to stock option grants to officers and directors and related matters. On March 16, 2006, Power Integrations filed Form 12b-25 with the Securities and Exchange Commission relating to the late filing of its Form 10-K for 2005. The information in Power Integrations’ Form 12b-25 is incorporated by reference herein.

Power Integrations intends to request a hearing before a Nasdaq Listing Qualifications Panel to review the Staff Determination notice. Delisting will be stayed pending a decision by the hearing panel. There can be no assurance that the hearing panel will grant Power Integrations’ request for continued listing.

Item 8.01 Other Events.

The disclosures under Item 3.01 - Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing above are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit Title or Description
99.1	Press Release dated March 17, 2006.

FORWARD LOOKING STATEMENTS

This Form 8-K contains statements that are forward-looking in nature, including statements about the status of the listing of Power Integrations’ securities on Nasdaq National Market. These statements are just predictions and involve risks and uncertainties, such that actual results may differ significantly. These risks include, but are not limited to, the possibility that Nasdaq may reject Power Integrations’ requests, and as a result, delist Power Integrations’ common stock; in the event that Power Integrations is successful in obtaining its requests from Nasdaq, Power Integrations may still not be able to file the requisite periodic reports on a timely basis or otherwise comply with the Nasdaq listing requirements, which may also result in the delisting of Power Integrations’ common stock. Additional risk factors associated with Power Integrations’ business are explained in its annual report on Form 10-K, filed with the SEC on March 16, 2005, and its quarterly report on Form 10-Q, filed on November 7, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21, 2006

Power Integrations, Inc.

By:	/s/ John M. Cobb
John M. Cobb
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated March 17, 2006.